EXHIBIT 24

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 31, 2004.

/s/ FREDERICK A. BALL
Signature

Frederick A. Ball

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 31, 2004.

/s/ RICHARD J. FAUBERT
Signature

Richard J. Faubert

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 19, 2004.

/s/ BARRY L. HARMON
Signature

Barry L. Harmon

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 31, 2004.

/s/ W. ARTHUR PORTER
Signature

W. Arthur Porter

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 30, 2004.

/s/ GERALD F. TAYLOR
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 21, 2004.

/s/ KEITH L. THOMSON
Signature

Keith L. Thomson

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 31, 2004.

/s/ JON D. TOMPKINS
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(1990 Employee Stock Purchase Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, J. MICHAEL DODSON AND KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of 1,000,000 shares of Electro Scientific Industries common stock reserved for issuance under the 1990 Employee Stock Purchase Plan.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries or as an officer or director of Electro Scientific Industries) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such common stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED:  December 26, 2004.

/s/ ROBERT R. WALKER
Signature

Robert R. Walker